SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  June 22, 2000
                Date of Report (Date of earliest event reported)



                                  ConAgra, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-7275               47-0248710
     (State or other                (Commission           (IRS Employer
     jurisdiction of                File Number)        Identification No.)
     incorporation)


         One ConAgra Drive, Omaha, Nebraska                   68102-5001
         (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 5.  Other Events.

          On June 22, 2000, ConAgra, Inc. ("ConAgra") issued a joint press release with International Home Foods, Inc. ("International Home Foods") announcing that the boards of directors for both companies approved an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 22, 2000, pursuant to which International Home Foods will merge with a wholly owned subsidiary of ConAgra. The press release announcing the transaction is set forth herein as
Exhibit 99.1. Copies of the Merger Agreement, voting agreements and registration rights agreement with respect to the transaction are also attached hereto as Exhibits.

Item 7(c).  Exhibits.

     2.1 Agreement and Plan of Merger dated as of June 22, 2000, among ConAgra, Inc., CAG Acquisition Sub, Inc. and International Home Foods, Inc.

     2.2 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and Hicks, Muse, Tate & Furst Equity Fund III, L.P.

     2.3 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and HM3/IH Partners, L.P.

     2.4 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and HM3 Coinvestors, L.P.

     2.5 Voting Agreement dated as of June 22, 2000 among Conagra, Inc. International Home Foods, Inc. and C. Dean Metropoulos.

     2.6 Registration Rights Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc., Thomas O. Hicks, Michael J. Levitt, C. Dean Metropoulos, Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3/IH Partners, L.P. and HM3 Coinvestors, L.P.

     99.1    Press release dated June 23, 2000.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONAGRA, INC.

Date:  June 23, 2000               By:  /s/ James P. O'Donnell
                                   Name:  James P. O'Donnell
                                   Title: Executive Vice President
                                          Chief Financial Officer and
                                          Corporate Secretary

                               EXHIBIT INDEX

Exhibit                            Description

2.1 Agreement and Plan of Merger dated as of June 22, 2000, among ConAgra, Inc., CAG Acquisition Sub, Inc. and International Home Foods, Inc.

2.2 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and Hicks, Muse, Tate & Furst Equity Fund III, L.P.

2.3 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and HM3/IH Partners, L.P.

2.4 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and HM3 Coinvestors, L.P.

2.5 Voting Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc. and C. Dean Metropoulos.

2.6 Registration Rights Agreement dated as of June 22, 2000 among ConAgra, Inc., International Home Foods, Inc., Thomas O. Hicks, Michael J. Levitt, C. Dean Metropoulos, Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3/IH Partners, L.P. and HM3 Coinvestors, L.P.

99.1    Press release dated June 23, 2000.